CONSULTING GROUP CAPITAL MARKETS FUNDS (“TRUST”)

SUPPLEMENT DATED JULY 11, 2012
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 1, 2012

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information (“SAI”).  Defined terms not otherwise defined in this supplement have the same meaning as set forth in the SAI.

ALL FUNDS

Effective June 14, 2012, Halvard Kvaale no longer serves as Investment Officer for the Trust.  As such, all references to Halvard Kvaale are deleted.

MONEY MARKET INVESTMENTS

Effective July 16, 2012, Stephen Murphy no longer serves as portfolio manager for Money Market Investments.  As such, all references to Stephen Murphy are deleted.

Effective July 16, 2012, Jay Sommariva, Vice President and Portfolio Manager, Dreyfus, has joined the portfolio management team of Money Market Investments.  As such, the following is added to the disclosure for The Dreyfus Corporation, contained in the section entitled, “PORTFOLIO MANAGER DISCLOSURE” on page 59 of the SAI:

Money Market Investments
The Dreyfus Corporation

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
(as of June 30, 2012)	Accounts	Assets	Accounts	Assets	Accounts	Assets

Jay Sommariva	0	$0	5	$30.6 Billion	25	$9.9 Billion